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                                                                   EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors Soft Plus, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP
---------------------------

Mountain View, California

April 10, 2000